HOOPERHOLMES

CORPORATE FACT SHEET

March 2017

Hooper Holmes, Inc.
560 N. Rogers Road
Olathe, KS 66062
Tel: 913-764-1045

Hooper Holmes Solutions Focus On Educating Employees To Drive Behavior Change To Help PREVENT Those High-Cost Conditions That Drive Employer Medical Costs Today

Company Profile

Hooper Holmes mobilizes a national network of health professionals to provide on-site health screenings, laboratory testing, risk assessment and sample collection services to wellness and disease management companies, employers and brokers, government organizations and academic institutions nationwide. Under the Accountable Health Solutions brand, the Company combines smart technology, healthcare and behavior change expertise to offer comprehensive health and wellness programs that improve health, increase efficiencies and reduce healthcare delivery costs.

Company Snapshot

Symbol:	HH
Recent Close:	$0.76*
Exchange:	NYSE
52-Wk Range:	$0.73 - $2.70
Shares Outst:	11.8M
Market Cap:	$9M*

*As of 03/09/17

On March 8, 2017 Hooper Holmes announced plans to merge with Provant, creating one of the largest, pure-play health and wellness companies in the United States. Merger expected to close Q2 2017.

Combination will create a wellness leader across four high growth segments

		Hooper Holmes	provant
	Biometric screenings, complex blood analysis	✓	✓
	Health coaching & condition management	✓	✓
	Well-being portal, personalized nutrition, sleep, finance, trackers, challenges	✓	✓
	Advanced data management, analysis, reporting		✓

Value and growth drivers

- **Innovation capabilities –** Driving evidence-based, actionable screenings and digital interventions
- **Scale –** Large portfolio of clinical screenings and next-generation digital technologies
- **Growth in adjacent sales opportunities –** Tools and resources to take advantage of potential sales opportunities across customer categories
- **Leverage client and channel relationships –** Complementary sales channels and revenue sources

Hooper - Provant Combined Pro Forma Revenues


Combined 2016 Revenue of $67.2 mm
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
Q4
Q3
Q2
Q1
HH 2016
Adj. Provant 2016

On a combined basis, 2016 pro-forma annual revenue of the merged company is approximately $67.2 million, excluding $3.8 million of pass-through gift card revenue at Provant.

- Combined pro-forma revenues of $67.2 million in 2016
- Annualized synergistic savings of $7+ million
- Transaction expected to be accretive to adjusted EBITDA, projected to be $3 million in last 9 months of 2017, once combined
- No overlap of existing customer base
- Increases to scale as a combined entity with complementary strengths in both operations and technology
- Significant operational synergies and improved financial performance

Investment Highlights

- Hooper–Provant combined entity will be is the largest Health & Wellness examiner network in the U.S. and the only end-to-end Health & Wellness provider
- Screened over 500,000 individuals in 2015; Additional ~250,000 individuals on portal
- Serving over 3,000 employers; 200 direct clients and 95+ channel partners
- $7.2 billion Corporate Wellness industry grew 6.3% in the U.S. in 2015, expected to grow avg. 7.8% annually, to $10.5 billion, by 2020*
- Biometric collections clinical research market $2.5B**

*(http://www.inc.com/graham-winfrey/best-industries-2016-the-best-industries-for-starting-a-business.html)
**(Ken Research 2012 Internal Analysis)

- FY '16 - $34.3mm Health & Wellness revenue - YTD Revenue increased 6.7% compared to 2015
- Adjusted EBITDA near break-even
- Higher percentage of FY revenues from top Channel Partner and Clinical customers
- Ended 2015 with record Health & Wellness revenues and significant reduction in net adjusted EBITDA loss
- Expanding delivery model to serve growing markets including onsite flu vaccines, MinuteClinic®, Tobacco Detect℠ and mental health conditions

Robust Market Demand

Employers Planning to Expand Their Investment in Wellbeing Over the Next Three to Five Years



2%
14%
17%
67%
Expand at a greater level
Continue at the same level
No longer invest in this tactic
Do not know

Source: NBGH Fidelity 2016

Employers Continue to Encourage Program Engagement



Disease Mgmt. 41 59
Tobacco Cessation 58 10 31
Weight Mgmt. 64 36
Lifestyle Coaching 65 35
Physical Challenges 78 22
HRA 81 6 13
Biometric Screening 87 8 5
0% 20% 40% 60% 80% 100%
Incentives
Disincentives
No Incentives

Core Customer Growth in Q3 2016

Growth in core business



Top 10 Direct Customer Growth
Top 10 Channel & CRO Customer Growth
+16.7%
$1.5
$1.7
+25.2%
$4.5
$5.7

Revenue Distribution



Revenue Classification by Sales Segments
100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0%
3%
57%
40%
4%
60%
36%
Q3 2015
Q3 2016
Clinical Research Organizations
Channel Partners
Direct Customers

Key Takeaways

- Core business solid and growing
- Growth in Channel Partners revenue reflects strength of our screening services
- Direct sales channel reflects customers who contract directly with us for one or more services. These contracts are typically multi-year commitments
- Clinical research organizations contracts are typically long term in nature
- Biometric screenings sold through all sales channels
- Flu shots sold through both Direct and Channel Partner sales channels

Service Mix Enables Ongoing Revenue Recognition



Biometric Screenings
Coaching
Portal
1 Jan
2
3
4
5
6
7
8
9
10
11
12 Dec
Typical Screening Months
% of Annual Revenue

- Screening and Coaching Revenue driven by the percentage of employees participating in the Wellness program; Portal is a recurring per employee per month fee
- Hooper works with clients to drive program participation
- Coaching typically follows Screenings; both typically recur annually for new program year

PROSPECTIVE MANAGEMENT TEAM AND BOARD FOR THE COMBINED COMPANY

MANAGING FOR SUCCESS

Henry E. Dubois
President and Chief Executive Officer, Director

Heather Provino
Chief Strategy Officer

Mark Clermont
President

Steven R. Balthazor
Chief Financial Officer

BOARD OF DIRECTORS

Ronald V. Aprahamian
Chairman of the Board

Henry E. Dubois
President and Chief Executive Officer, Director

Frank Bazos
Director

Larry Ferguson
Director

Stephen Marquardt
Director

Paul Daoust
Director

Thomas A. Watford
Director

INVESTOR RELATIONS

Scott Gordon
CORE IR
Tel: (516) 222-2560
Email: scottg@coreir.com

Andrew Berger
S.M. Berger & Company
Tel: (216) 464-6400
Email: andrew@smberger.com

HOOPERHOLMES

This presentation contains forward-looking statements, as such term is defined in the Private Securities Litigation Reform Act of 1995, concerning the Company's plans, objectives, goals, strategies, future events or performances, which are not statements of historical fact and can be identified by words such as: "expect," "continue," "should," "may," "will," "project," "anticipate," "believe," "plan," "goal," and similar references to future periods. The forward-looking statements contained in this presentation reflect our current beliefs and expectations. Actual results or performance may differ materially from what is expressed in the forward looking statements. Among the important factors that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements contained in this presentation are our ability to realize the expected benefits from the acquisition of Accountable Health Solutions and our strategic alliance with Clinical Reference Laboratory; our ability to successfully implement our business strategy and integrate Accountable Health Solutions' business with ours; our ability to retain and grow our customer base; our ability to recognize operational efficiencies and reduce costs; uncertainty as to our working capital requirements over the next 12 to 24 months; our ability to maintain compliance with the financial covenants contained in our credit facilities; the rate of growth in the Health and Wellness market and such other factors as discussed in Part I, Item 1A, Risk Factors, and Part II, Item 7, Management's Discussion and Analysis of Financial Conditions and Results of Operations of our Annual Report on Form 10-K for the year ended December 31, 2015. The Company undertakes no obligation to update or release any revisions to these forward-looking statements to reflect events or circumstances, or to reflect the occurrence of unanticipated events, after the date of this presentation, except as required by law. This presentation contains information from third-party sources, including data from studies conducted by others and market data and industry forecasts obtained from industry publications. Although the Company believes that such information is reliable, the Company has not independently verified any of this information and the Company does not guarantee the accuracy or completeness of this information. Any references to documents not included in the presentation itself are qualified by the full text and content of those documents. During our prepared comments or responses to your questions, we may offer incremental metrics to provide greater insight into the dynamics of our business or our quarterly results, such as references to EBITDA and other measures of financial performance. Please be advised that this additional detail may be one-time in nature and we may or may not provide an update in the future. These and other financial measures may also have been prepared on a non-GAAP basis.

Additional Information about the Proposed Merger and Where to Find It • In connection with the previously disclosed proposed merger with Provant, the Company has filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) (SEC file number 333-216760), including a proxy statement/prospectus, but the registration statement has not yet become effective. Shareholders of the Company are urged to read these materials because they contain important information about the Company, Provant, and the proposed merger. The proxy statement/prospectus and other documents filed by the Company with the SEC may be obtained free of charge at the SEC web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by directing a written request to: Hooper Holmes, Inc., 560 N. Rogers Road, Olathe, Kansas 66062, Attention: Legal Department. Shareholders of the Company are urged to read the proxy statement/prospectus and the other relevant materials before making any voting or investment decision with respect to the proposed merger. • This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Participants in the Solicitation • The Company and its directors and executive officers and Provant and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed merger. Information regarding the special interests of these directors and executive officers in the merger is included in the proxy statement/prospectus referred to above. Additional information regarding the directors and executive officers of the Company is also included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, which is available free of charge at the SEC web site (www.sec.gov) and from the Company at the address described above.